                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                  Date of Report (Date of earliest event reported)
                               October 19, 1999




                            CLASSIC BANCSHARES, INC.
------------------------------------------------------------------------------
         (Exact name of Registrant as specified in its Charter)


            Delaware                   0-27170                61-1289391
------------------------------------------------------------------------------
(State or other jurisdiction  (Commission File No.)      (IRS Employer
  of incorporation)                                       Identification No.)



       344 17th Street, Ashland, Kentucky                           41101
------------------------------------------------------------------------------
  (Address of principal executive offices)                        (Zip Code)




        Registrant's telephone number, including area code: (606) 325-4789
                                                            --------------


                                       N/A
------------------------------------------------------------------------------
           (Former name or former address, if changed since last report)

Item 5.     Other Events

     On October 19, 1999, the Registrant issued the press release attached hereto as Exhibit 99 announcing its earnings for the quarter ended September 30, 1999 and the declaration of a cash dividend.

Item 7.     Financial Statements and Exhibits

     (a)     Exhibits

            99 Press release dated October 19, 1999.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CLASSIC BANCSHARES, INC.




Date: October 25, 1999                  By: /s/Lisah M. Frazier
     -----------------                  -------------------------------
                                        Lisah M. Frazier, Vice President,
                                        Treasurer and Chief Financial
                                        Officer